                                                                    EXHIBIT 23.2


                          Independent Auditors' Consent


The Board of Directors
SUPERVALU INC.:

We consent to the use of our reports dated April 3, 2001 incorporated by reference herein and to the reference of our firm as "Experts" in the prospectus in this Form S-3 registration statement.


                                                /s/ KPMG LLP

Minneapolis, MN
January 18, 2002